EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amendment to quarterly report on Form 10-Q/A No. 2 of Envirosafe Corp. (the "Company") for the three months ended March 31, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, Guoqiang Zhan, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

* the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Guoqiang Zhan
Guoqiang Zhan

Date: August 28, 2008

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.